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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2003

Commerce Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut, Kansas City, MO		64106

(Address of principal executive offices)		(Zip Code)

(816) 234-2000

(Registrant’s telephone number, including area code)

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Items 9 and 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Commerce Bancshares, Inc. under the Securities Act of 1933, as amended.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

This exhibit is furnished pursuant to Item 9 and Item 12 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit Number	Description

99.1	Press release dated July 15, 2003

Item 9. Regulation FD Disclosure and Information Provided Under Item 12 (Disclosure of Results of Operations and Financial Condition)

A copy of the press release issued July 15, 2003, by the Registrant announcing Second Quarter 2003 earnings is furnished under Item 12 of this Current Report on Form 8-K as Exhibit 99.1.

All information included in this Current Report on Form 8-K is available on the Company’s Internet site at http://www.commercebank.com/ir.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.

By:	/s/ Jeffery D. Aberdeen Jeffery D. Aberdeen Controller (Chief Accounting Officer)

Date: July 16, 2003

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated July 15, 2003